Exhibit 4.1

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.	Safety-Kleen, Inc. INCORPORATED UNDER THE STATE LAWS OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 78649R 10 3

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

SAFETY-KLEEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

/s/ Paul Lee	/s/ Jeff Richard
TREASURER	EXECUTIVE VICE PRESIDENT & CFO

COUNTERSIGNED AND REGISTERED:
   WELLS FARGO BANK, N.A.

BY	/s/ Todd J. Mary	TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA	–		Custodian
					(Cust)		(Minor)
TEN ENT	–	as tenants by entireties			under Uniform Transfer to Minors
Act
JT TEN	–	as joint tenants with right of survivorship			(State)
and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                             Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                               Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.